LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)



                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED MARCH 31, 1998

Seeks long-term growth of capital,
current income and growth of income.

KEMPER U.S. GROWTH AND INCOME FUND

                     "...Research has shown that our high
                   relative yield strategy, conscientiously
                       applied, can provide attractive
                       returns over the long term. ..."

                                                            [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
INDUSTRY SECTORS
8
LARGEST HOLDINGS
9
PORTFOLIO OF INVESTMENTS
13
FINANCIAL STATEMENTS
15
NOTES TO FINANCIAL STATEMENTS
18
FINANCIAL HIGHLIGHTS

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER U.S. GROWTH AND INCOME
FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE TWO-MONTH PERIOD ENDED MARCH 31, 1998
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                 10.84%
CLASS B                                 10.74%
CLASS C                                 10.74%
--------------------------------------------------------------------------------

Returns are historical and do not reflect future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                                 AS OF     AS OF
                                3/31/98   1/30/98
--------------------------------------------------------------------------------
KEMPER U.S. GROWTH AND IN-
COME FUND CLASS A               $10.53     $9.50
--------------------------------------------------------------------------------
KEMPER U.S. GROWTH AND IN-
COME FUND CLASS B               $10.52     $9.50
--------------------------------------------------------------------------------
KEMPER U.S. GROWTH AND IN-
COME FUND CLASS C               $10.52     $9.50
--------------------------------------------------------------------------------

TERMS TO KNOW

PRICE/EARNINGS RATIO A company's stock price divided by its earnings for the past four quarters. The P/E ratio, also known as the MULTIPLE, is a measure of how much an investor is paying for a company's earning power.

SECTOR Stocks usually found in related industries. Stocks within a market sector may be similarly affected by financial, economic, business and other developments.

VOLATILITY Characteristic of a security, commodity or market to rise or fall sharply in price within a short period of time.

ECONOMIC OVERVIEW

[SILVA'S PHOTO]

  DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS. HE IS ALSO A MEMBER OF THE INVESTMENT POLICY AND STRATEGY COMMITTEE FOR KEMPER FUNDS.
  SILVIA HOLDS A BACHELOR OF ARTS AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.
  SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $200 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

Stable economic growth, low interest rates and sustained lower inflation have continued to produce a beneficial market environment for investors in the second quarter of 1998. Despite heightened sensitivity to earnings estimates and announcements, the market continued to support financial assets. We can expect this favorable climate to continue--in spite of the sensitivity--at least over the shorter term.
  As always, expectations have been at the heart of the actions and reactions that move the markets. Expectations appear to be high, as demonstrated by a record flow of new cash--$37.5 billion--into mutual funds in March. This record flow surpassed the prior monthly record of $32.7 billion in net mutual fund investing set in January 1996. Two years ago, many experts were concerned that the bull market was close to being on its last legs. Quite remarkably today, investors are still betting on equities. Nearly 75 percent of the new cash flowing into mutual funds in March went into stock funds, according to the Investment Company Institute, a trade organization that monitors the mutual fund industry.
  Unfortunately, high expectations often combine with high anxiety--today's investors are attuned to even the smallest hint of economic change. The result is volatility. Many who believe that our long-running bull market is too good to be true or that stock prices are too high are wondering when the market will reverse.
  While a reversal may not be on the immediate horizon, investors are wise to watch for several signs that change is underway: rising prices, indicating higher inflation; repercussions of the Asian economic crisis on American business, which could appear in the form of reduced earnings; and a continued widening of our trade deficit, a serious imbalance caused by heightened American demand for foreign goods and services.
  On Monday, April 27, expectations were tested by reports that the Federal Reserve Board (Fed) was considering a hike in interest rates. The markets reacted immediately to this news, driving stock prices downward. Ultimately, we do not anticipate that an interest rate hike will materialize in the second quarter; however, the Fed's monetary policy meeting shortly after the release of this overview will provide more information.
  Our positive outlook for this quarter is based primarily on the current resiliency of our marketplace. The United States appears to be firmly planted in the middle of an economic cycle, with no evidence of detrimental pressures that might be associated with the market's phenomenal growth. We are not seeing price increases for goods and services or a downturn in the housing market, both of which we might expect late in an economic cycle.
  Equities have continued to reward investors. The U.S. stock market, as measured by the Standard & Poor's 500, gained nearly 14 percent in the first quarter of 1998 and returned more than 15 percent year-to-date as of April 30. Bonds have also rewarded investors in terms of real return, which is total return less the rate of inflation. The high yield and corporate debt fixed-income markets also have performed well.
  U.S. economic growth, as measured by the gross domestic product (GDP) growth rate, was slightly above 4 percent for the first quarter. Our general expectation for the year is that growth will increase between 2.5 and 3 percent over last year. In other words, the economy will remain strong, but will slow down as the year progresses.
  Consumer spending and corporate fixed investments have fueled the economy's solid growth. Spending on both capital goods and high technology has been strong. Corporate profits have grown between 5 and 10 percent, which appears to be acceptable in an environment of stable interest rates. U.S. employment growth has ranged from 2 to 2.25 percent, continuing to exceed expectations. Consumer confidence has continued to hit near all-time highs. The increase in output prices, an indicator of inflation measured by the Consumer Price Index (CPI), has remained at 1.5 to 2 percent.
  Adding to the good news, all seems to be quiet on the domestic policy front. At the end of February, the U.S. federal budget deficit essentially vanished. Recent efforts to reduce the deficit, combined with higher federal revenues due to the robust economy, have left us with an expected budget surplus of $40 billion to $50 billion for fiscal 1998. To date, our Democratic president and Republican Congress have not agreed on any significant legislation regarding tax credits, spending cuts or health care that could threaten the newfound federal budget surplus.

ECONOMIC OVERVIEW
--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.
  The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]



                             NOW (4/30/98)   6 MONTHS AGO    1 YEAR AGO    2 YEARS AGO
10-YEAR TREASURY RATE(1)           5.64          5.88           6.71          6.74
PRIME RATE(2)                      8.5           8.5            8.5           8.25
INFLATION RATE(3)*                 1.38          2.08           2.43          2.9
THE U.S. DOLLAR(4)                 3.92          9.65           6.55          8.51
CAPITAL GOODS ORDERS(5)*          10.89         11.72           8.17          6.82
INDUSTRIAL PRODUCTION(5)*          4.27          5.77           4.72          3.49
EMPLOYMENT GROWTH(6)*              2.59          2.36           2.27          1.78


(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces as investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on family income and retail sales.

 *   Data as of March 31, 1998.

  Can we expect a little more excitement from overseas? A full-scale global recession from last year's Asian economic crisis seems unlikely at this point. The crisis has yet to hurt most U.S. businesses and investors. Quite the contrary. While the mere threat of repercussions from the Asian crisis added to the anxiety mentioned earlier, it has also had the effect of keeping U.S. interest rates and prices in check, making the U.S. economy all the more attractive to investors around the world.
  In the global economy, the U.S. dollar continues to appreciate in value compared to other currencies. In fact, more capital is flowing into U.S. markets as investors generally avoid Asia. Europe has also been benefiting from the crisis. Canada, which is a commodity-producing exporter, has been somewhat negatively affected as commodity prices have fallen.
  Other major developments abroad include the final selection of countries to participate in Europe's single currency next year. Many European countries are adopting more restrictive fiscal policy and reducing inflation in anticipation of the momentous European Economic and Monetary Union (EMU). But after the EMU is established in 1999, tensions may indeed mount as countries work to adapt to the new structure.
  As we approach the turn of the century, one caveat remains: Don't underestimate the potential of the Year 2000 computer code problem. It appears that a significant number of federal government agencies will not meet the criteria necessary to avoid the problem. Many businesses are revealing that billions of dollars are being spent on the situation. Some experts say a global recession is in store. Others adamantly disagree. In any event, we may indeed see a reduction in capital spending toward the end of 1998 and the first half of next year as companies focus on fixing existing computers rather than on purchasing new equipment. We'll keep you posted!
  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ JOHN E. SILVIA

JOHN E. SILVIA
May 8, 1998

PERFORMANCE UPDATE

[ENSINGER PHOTO]

Lori J. Ensinger is a senior vice president of Scudder Kemper Investments, Inc. She has over 15 years investment experience, joining the organization in 1993. She is a chartered financial analyst and received a bachelor's degree cum laude from Williams College in 1983.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report, as stated on the cover. The manager's views are subject to change at any time, based on market and other conditions.

      IN THE FUND'S INAUGURAL SHAREHOLDER REPORT, LEAD PORTFOLIO MANAGER LORI ENSINGER DESCRIBES THE FUND'S INVESTMENT APPROACH, AND HOW THE FUND HAS BEEN POSITIONED TO PERFORM IN THE CURRENT MARKET CLIMATE.

Q     LORI, SINCE THIS IS THE FUND'S FIRST REPORT TO SHAREHOLDERS, COULD YOU
BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

A     Certainly. While the fund is new, we manage it using an investment strategy that we have used for several years while managing institutional accounts. It's called the "high relative yield" strategy. That simply means that we look for stocks with high yields relative to the market -- specifically, stocks with dividend yields that are at least 20 percent higher than that of the Standard & Poor's (S&P) 500 Stock Index.

      There are a couple of compelling reasons why such stocks are attractive. First of all, the higher dividends they offer can really add up over time. In the chart below, you'll see how, over the last 30 years, reinvested dividends have accounted for two-thirds of the stock market's performance.

      That's reason enough to invest in high relative yield stocks. However, our research has found an even more powerful reason why these stocks are attractive: they tend to perform nearly as well as the market during rallies, but have far less downside when the market declines. So you can earn similar returns when the market is going up, but hang onto more of your gains when the market goes down.

Q     SO, BY CAPTURING MOST OF THE MARKET'S GAINS AND AVOIDING MOST OF ITS
LOSSES, DO YOU HOPE TO OUTPERFORM THE MARKET OVER THE LONG TERM?

A     Exactly.

Q     IS HIGH RELATIVE YIELD THE PRIMARY CHARACTERISTIC YOU LOOK FOR IN A STOCK?

A     It's the primary one, but certainly not the only one. Generally, stocks offer high yields because their prices are low relative to the dividend they pay. Some companies' stocks are cheap for a reason -- i.e., they are struggling or simply not well run. But sometimes, their prices are low for a temporary reason, even though the company is well run and is still growing. The latter are the types of stocks on which we concentrate -- large, established firms whose stock prices are near their historic lows, but have the potential to rebound.

      To locate such opportunities, we narrow the universe of high relative yield stocks using rigorous research and fundamental analysis. Specifically, we focus on three things:

      - Dividend safety -- how dependable is the company's cash flow and does it have a strong balance sheet?

                                  [BAR GRAPH]

DIVIDENDS ACCOUNTED FOR TWO-THIRDS OF THE STOCK MARKET'S VALUE in thousands

                                                        Value of
                     Principal Value              Reinvested Dividends
12/67                  $ 10,000
12/76                    11,139                           4,199
12/84                    17,336                          18,549
12/92                    45,165                          78,011
12/97                   100,593                         209,174


Source: Towers Data Systems. Stocks represented by the Standard & Poor's 500 Stock Index, an unmanaged index generally considered representative of the U.S. stock market. Performance is historical, does not guarantee future results, and does not represent the returns of any fund. Returns and principal value vary.

PERFORMANCE UPDATE

      - Valuation -- given the company's total worth and its ability to grow, is its current stock price a good value?

      - Catalyst -- Is there a compelling reason to own the stock, and what are the signposts to watch that will help determine if it's time to buy or time to sell?

      The goal is to create a diversified portfolio that, over the long term, combines at-market return potential with below-market volatility.

Q     OBVIOUSLY, THE FUND ONLY HAS TWO MONTHS OF PERFORMANCE AS OF THE DATE OF
THIS REPORT. BUT HOW HAS YOUR STRATEGY WORKED SO FAR?

A     The fund's Class A shares (unadjusted for sales charge) gained 10.84 percent since its inception through March 31, 1998, versus the S&P 500's 12.80 percent gain for the same period. Actually, we're very pleased with that return because our philosophy isn't designed to outperform in very powerful up markets. We expect the fund to shine when the market is rising slowly, or it's steady or falling. Historically, the stock market's return has been between 10-12 percent per year, not 10-12 percent per quarter. But we've been able to do pretty well, even in the first quarter's ebullient market.

      One thing that held the fund back was that we have virtually no weighting in technology companies. As a rule, technology companies don't pay much in the way of dividends, and they tend to be very pricey. Nevertheless, as a group, they've been up about 18 percent in February and March, which gave the Index a boost versus the fund.

Q     CAN YOU PROVIDE SOME EXAMPLES OF YOUR INVESTMENT APPROACH IN ACTION?

A     Sure, Xerox is an excellent example. First, it's a large, established company with a history of paying dividends. Second, it continues to surprise analysts with the strength of its new digital product line. Management has done a fine job of moving the company into a higher-tech line of products, and earnings are following suit -- therefore, the stock price looked good on a valuation basis. And finally, the catalyst event was that they divested themselves of their financial services unit to concentrate on their document business. With the cash of that sale, we expect some acquisitions of other tech firms, or perhaps a share buy-back, which would help move the company's price up even further.

      Ford Motor Company is another example. Like Xerox, they are a proven dividend paying company. And also like Xerox, they sold off their financial services subsidiary, which gave them a cash infusion. Their core auto manufacturing business was valued very cheaply, and they have more than enough assets to help sustain them through any possible recession. So again, you have a company which meets all of our tests, and it has performed very well.

Q     IN WHICH AREAS ARE YOU SEEING THE BEST VALUES RIGHT NOW?

A     We don't really make sector bets in this fund: we simply look for companies that meet our high relative yield criteria, that we believe will provide good returns over the long run and that are selling at attractive prices. We'll buy them regardless of which sector they're in. That said, such companies often happen to be undervalued as a group, so there are some areas that are currently overweighted in the fund.

      One notable example is the fund's largest weighting: financial services. These not only include banks, but insurance companies, real estate investment trusts and brokerages. Financial services companies have performed extremely well over the last couple of years, but some of them are still valued very attractively compared to their earnings. More importantly, we expect consolidation to continue to help good companies get better. We also hold several regional banks that are good performers in their own right, but should do even better if they become consolidation candidates.

      Mergers are also a primary catalyst in telecommunications.

      And finally, paper companies also seem to be offering good value right now. They are inexpensively priced based on their assets. Plus demand is strong, but paper companies, particularly in Asia, have no capital to build new plants, while environmental groups are making it difficult for them to cut new timber. We think that's a confluence of events that will lead to higher prices down the road.

Q     YOU MENTIONED THE MARKET'S BIG GAINS IN EARLY 1998. HOW LONG DO YOU THINK
THE RALLY WILL CONTINUE?

A     This may seem strange to say, but we aren't really concerned about the possible direction of the market. Our philosophy is designed to help shareholders make money in ANY market. For the reasons I've stated, we'll tend to outperform in some market conditions, and underperform in others. But our research has shown that our high relative yield strategy, conscientiously applied, can provide attractive return potential over the long term. We believe the portfolio is well positioned to do just that. The market can do what it wants . . . we'll stay disciplined in our approach, and work to provide shareholders with the best results we can.

INDUSTRY SECTORS

KEMPER U.S. GROWTH AND INCOME FUND'S
COMPOSITION BY SECTOR

Data shows the percentage of the common stocks in the portfolio that each sector represented on March 31, 1998.

                                 [BAR GRAPH]

FINANCE                             28.0%

BASIC INDUSTRY                      18.6%

UTILITIES                           15.4%

CONSUMER NONDURABLES                11.0%

CONSUMER DURABLES                   10.8%

ENERGY                               7.4%

HEALTH CARE                          4.5%

CAPITAL GOODS                        2.8%

TRANSPORTATION                       1.1%

TECHNOLOGY                           0.4%

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
Representing 23.1 percent of the fund's common stock holdings on March 31, 1998


-----------------------------------------------------------------------------------------------------
Holdings                                                                                    Percent
-----------------------------------------------------------------------------------------------------

1.     ROCKWELL INTERNATIONAL              Researches, develops, manufactures and sells       2.9%
                                           products for factory automation, avionics and
                                           automotive components.

2.     CHASE MANHATTAN CORP.               A bank holding company which conducts domestic     2.6%
                                           and international financial services through
                                           various bank and non-bank subsidiaries.

3.     XEROX CORP.                         Develops, manufactures, markets, services, and     2.5%
                                           finances a broad range of document processing.

4.     GEORGIA PACIFIC CORP.               Manufactures and distributes a wide range of       2.4%
                                           building and paper products.

5.     H.J. HEINZ CO.                      Manufactures and markets processed food            2.4%
                                           products.

6.     FORD MOTOR CO.                      Manufactures and sells cars, trucks, and           2.3%
                                           related parts and accessories.

7.     BELL ATLANTIC CORP.                 In the mid-Atlantic region, the company is a       2.2%
                                           premier provider of local telecommunications.
                                           Globally, it is one of the largest investors in
                                           wireless communications.

8.     TEXACO, INC.                        Engaged in the worldwide exploration for and       2.0%
                                           production, transportation, refining and
                                           marketing of crude oil, natural gas and
                                           petroleum products.

9.     PHILIP MORRIS                       The largest cigarette maker in the U.S. Through    1.9%
                                           its Miller Brewing subsidiary, it is also the
                                           country's second-largest brewer. This company
                                           is also a major branded food producer through
                                           its Kraft Foods subsidiaries.

10.    WEYERHAEUSER                        Manufactures pulp, paper and packaging             1.9%
                                           products, and is one of the largest lumber
                                           manufacturers.

*PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER U.S. GROWTH AND INCOME FUND

PORTFOLIO OF INVESTMENTS AT MARCH 31, 1998
(UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------
                                                                                PRINCIPAL AMOUNT ($)/      MARKET
SHORT TERM INVESTMENTS--5.6%                                                           SHARES            VALUE ($)
-----------------------------------------------------------------------------------------------------------------------
                                            Federal Home Loan Mortgage Corp.
                                              Discount Note, 4/1/98
                                              (Cost $229,000)                          229,000              229,000
-----------------------------------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS--2.5%
CONSUMER STAPLES
  FOOD & BEVERAGE                           Suiza Foods Corp.
                                              (Cost $100,000)                            2,000shs.          101,000
                                            ---------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--91.9%
CONSUMER DISCRETIONARY--3.6%                J.C. Penney Co., Inc.                          475               36,000
  DEPARTMENT & CHAIN STORES                 May Department Stores                          450               29,000
                                            Mercantile Stores, Inc.                        550               37,000
                                            Sears, Roebuck & Co.                           775               45,000
                                            ---------------------------------------------------------------------------
                                                                                                            147,000
-----------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--6.5%                      Philip Morris Companies, Inc.                1,750               73,000
  ALCOHOL & TOBACCO--2.2%                   RJR Nabisco Holdings Corp.                     525               16,000
                                            ---------------------------------------------------------------------------
                                                                                                             89,000

  FOOD & BEVERAGE--3.2%                     General Mills, Inc.                            550               42,000
                                            H.J. Heinz Co.                               1,525               89,000
                                            ---------------------------------------------------------------------------
                                                                                                            131,000

  PACKAGE GOODS/                            Avon Products Inc.                             600               47,000
  COSMETICS--1.1%                           ---------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
HEALTH--4.1%                                American Home Products Corp.                   625               60,000
  PHARMACEUTICALS                           Baxter International Inc.                      550               30,000
                                            Bristol-Myers Squibb Co.                       600               63,000
                                            Merck & Co., Inc.                              125               16,000
                                            ---------------------------------------------------------------------------
                                                                                                            169,000
-----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--8.1%                        Alltel Corp.                                   950               42,000
  TELEPHONE/                                Bell Atlantic Corp.                            800               82,000
  COMMUNICATIONS                            BellSouth Corp.                                750               51,000
                                            Frontier Corp.                               1,300               42,000
                                            GTE Corp.                                    1,100               66,000
                                            Sprint Corp.                                   675               46,000
                                            ---------------------------------------------------------------------------
                                                                                                            329,000
-----------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

-------------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
                                                                                       SHARES            VALUE ($)
-------------------------------------------------------------------------------------------------------------------
FINANCIAL--22.0%                            Banc One Corp.                                 750               47,000
  BANKS--14.1%                              BankAmerica Corp.                              125               10,000
                                            Centura Banks, Inc.                            150               11,000
                                            Chase Manhattan Corp.                          725               98,000
                                            CoreStates Financial Corp.                     625               56,000
                                            First American Corp.                           375               18,000
                                            First Tennessee National Corp.                 350               11,000
                                            First Union Corp.                              800               45,000
                                            Firstar Corp.                                  900               36,000
                                            Fleet Financial Group Inc.                     250               21,000
                                            J.P. Morgan & Co., Inc.                        450               60,000
                                            KeyCorp                                        950               36,000
                                            NationsBank Corp.                              600               44,000
                                            Old Kent Financial Corp.                       700               27,000
                                            US Bancorp                                     450               56,000
                                            -----------------------------------------------------------------------
                                                                                                            576,000

  INSURANCE--2.8%                           Lincoln National Corp.                         700               59,000
                                            Safeco Corp.                                 1,025               56,000
                                            -----------------------------------------------------------------------
                                                                                                            115,000

  OTHER FINANCIAL                           Federal National Mortgage
  COMPANIES--.5%                              Association                                  325               21,000
                                            -----------------------------------------------------------------------

  REAL ESTATE--4.6%                         Arden Realty Group, Inc.                       750               21,000
                                            Boston Properties, Inc.                        600               21,000
                                            Equity Office Properties Trust                 625               19,000
                                            Equity Residential Properties Trust            400               20,000
                                            Health Care Property Investment Inc.           550               20,000
                                            Meditrust Corp.                                425               13,000
                                            Nationwide Health Properties Inc.            1,075               27,000
                                            Prentiss Properties Trust                      200                5,000
                                            Security Capital Industrial Trust            1,525               39,000
                                            -----------------------------------------------------------------------
                                                                                                            185,000
-------------------------------------------------------------------------------------------------------------------
SERVICE INDUSTRIES--1.2%                    Browning Ferris Industries                   1,525               50,000
  ENVIRONMENTAL SERVICES                    -----------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
DURABLES--9.9%                              Lockheed Martin Corp.                          500               56,000
  AEROSPACE--4.5%                           Rockwell International Corp.                 1,900              109,000
                                            TRW Inc.                                       350               19,000
                                            -----------------------------------------------------------------------
                                                                                                            184,000
  AUTOMOBILES--4.4%                         Dana Corp.                                     925               54,000
                                            Echlin, Inc.                                   175                9,000
                                            Ford Motor Co.                               1,350               88,000
                                            Meritor Automotive, Inc.                     1,050               28,000
                                            -----------------------------------------------------------------------
                                                                                                            179,000
  CONSTRUCTION/AGRICULTURAL                 PACCAR, Inc.                                   300               18,000
  EQUIPMENT--.4%                            -----------------------------------------------------------------------

  TIRES--.6%                                Goodyear Tire & Rubber Co.                     350               27,000
                                            -----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
                                                                                        SHARES            VALUE ($)
--------------------------------------------------------------------------------------------------------------------
MANUFACTURING--11.2%                        BetzDearborn Inc.                            1,225               69,000
  CHEMICALS--5.8%                           Dow Chemical Co.                               250               24,000
                                            Eastman Chemical Co.                           525               35,000
                                            Geon Company                                 1,825               41,000
                                            Lyondell Petrochemical Co.                   1,325               45,000
                                            Witco Corp.                                    950               22,000
                                            ------------------------------------------------------------------------
                                                                                                            236,000
  CONTAINERS & PAPER--.9%                   Boise Cascade Corp.                            850               31,000
                                            Temple-Inland, Inc.                            100                6,000
                                            ------------------------------------------------------------------------
                                                                                                             37,000
  DIVERSIFIED                               Olin Corp.                                     450               21,000
  MANUFACTURING--.5%                        ------------------------------------------------------------------------

  ELECTRICAL PRODUCTS--.6%                  Thomas & Betts Corp.                           350               23,000
                                            ------------------------------------------------------------------------

  INDUSTRIAL SPECIALTY--1.1%                Corning Inc.                                   975               43,000
                                            ------------------------------------------------------------------------

  OFFICE EQUIPMENT/                         Xerox Corp.                                    875               93,000
  SUPPLIES--2.3%                            ------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--.4%                             AMP Inc.                                       350               15,000
  ELECTRONIC COMPONENTS/                    ------------------------------------------------------------------------
    DISTRIBUTORS

--------------------------------------------------------------------------------------------------------------------
ENERGY--6.8%                                Amoco Corp.                                    475               41,000
  OIL COMPANIES--6.1%                       Chevron Corp.                                  825               66,000
                                            Mobil Corp.                                    900               69,000
                                            Texaco Inc.                                  1,225               74,000
                                            ------------------------------------------------------------------------
                                                                                                            250,000
  OIL/GAS TRANSMISSION--.7%                 Williams Cos., Inc.                            900               29,000
                                            ------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
METALS & MINERALS--2.5%                     Allegheny Teledyne Inc.                      1,625               45,000
  STEEL & METALS                            Freeport McMoRan Copper & Gold,
                                              Inc. "A"                                     900               17,000
                                            Oregon Steel Mills, Inc.                     1,000               22,000
                                            Phelps Dodge Corp.                             300               19,000
                                            ------------------------------------------------------------------------
                                                                                                            103,000
--------------------------------------------------------------------------------------------------------------------
CONSTRUCTION--4.8%                          Georgia Pacific Group                        1,400               91,000
  BUILDING PRODUCTS--2.2%                   ------------------------------------------------------------------------

  FOREST PRODUCTS--2.6%                     Georgia Pacific Timber Group                   550               14,000
                                            Westvaco Corp.                                 675               21,000
                                            Weyerhaeuser Co.                             1,250               71,000
                                            ------------------------------------------------------------------------
                                                                                                            106,000
--------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.0%                        CSX Corp.                                      700               42,000
  RAILROADS                                 ------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
                                                                                       SHARES            VALUE ($)
--------------------------------------------------------------------------------------------------------------------
UTILITIES--6.1%                             CINergy Corp.                                1,175               43,000
  ELECTRIC UTILITIES                        Duke Energy Corp.                              950               57,000
                                            P G & E Corp.                                1,125               37,000
                                            PacifiCorp                                   1,750               43,000
                                            Southern Company                               950               26,000
                                            Unicom Corp.                                   925               32,000
                                            Wisconsin Energy Corp.                         400               12,000
                                            ------------------------------------------------------------------------
                                                                                                            250,000
--------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS--3.7%                         Standard & Poor's 500 Depository
                                              Receipt Trust Series I                     1,375              151,000
                                            ------------------------------------------------------------------------
                                            TOTAL COMMON STOCKS
                                            (Cost $3,601,000)                                             3,757,000
                                            ------------------------------------------------------------------------
                                            TOTAL INVESTMENT PORTFOLIO--100%
                                            (Cost $3,930,000)                                             4,087,000
                                            ------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
Based on the cost of investments of $3,930,000 for federal income tax purposes at March 31, 1998, the gross unrealized appreciation was $171,000, the gross unrealized depreciation was $14,000 and the net unrealized appreciation on investments was $157,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1998
(UNAUDITED)

--------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost: $3,930,000)                                              $4,087,000
--------------------------------------------------------------------------
Cash                                                                12,000
--------------------------------------------------------------------------
Deferred organization expense                                       11,000
--------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                 388,000
--------------------------------------------------------------------------
  Dividends                                                          4,000
--------------------------------------------------------------------------
  Reimbursement from Adviser                                         3,000
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 4,505,000
--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------
Payable for:
  Investments purchased                                            623,000
--------------------------------------------------------------------------
  Distribution services fee                                          1,000
--------------------------------------------------------------------------
  Trustees' fees and other                                          17,000
--------------------------------------------------------------------------
    Total liabilities                                              641,000
--------------------------------------------------------------------------
NET ASSETS                                                      $3,864,000
--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------
Paid-in capital                                                 $3,702,000
--------------------------------------------------------------------------
Undistributed net realized gain on investments                       1,000
--------------------------------------------------------------------------
Net unrealized appreciation on investments                         157,000
--------------------------------------------------------------------------
Undistributed net investment income                                  4,000
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $3,864,000
--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($2,206,330 / 209,621 shares outstanding)                         $10.53
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                       $11.17
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($1,567,448 / 148,992 shares outstanding)                         $10.52
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($90,579 / 8,613 shares outstanding)                              $10.52
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

For the period from January 30, 1998 (commencement of operations) to March 31, 1998
(unaudited)

STATEMENT OF OPERATIONS

------------------------------------------------------------------------
 NET INVESTMENT INCOME
------------------------------------------------------------------------
  Dividends                                                     $  7,000
------------------------------------------------------------------------
  Interest                                                         1,000
------------------------------------------------------------------------
    Total investment income                                        8,000
------------------------------------------------------------------------
Expenses:
  Management fee                                                   2,000
------------------------------------------------------------------------
  Distribution services fee                                        1,000
------------------------------------------------------------------------
  Administrative services fee                                      1,000
------------------------------------------------------------------------
  Custodian, Accounting and transfer agent fees and related
  expenses                                                         7,000
------------------------------------------------------------------------
  Professional fees                                                3,000
------------------------------------------------------------------------
  Trustees' fees and other                                         1,000
------------------------------------------------------------------------
    Total expenses before expense waiver                          15,000
------------------------------------------------------------------------
Less expenses waived and absorbed by investment manager           11,000
------------------------------------------------------------------------
    Total expenses after expense waiver                            4,000
------------------------------------------------------------------------
NET INVESTMENT INCOME                                              4,000
------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
------------------------------------------------------------------------
  Net realized gain on sales of investments                        1,000
------------------------------------------------------------------------
  Change in net unrealized appreciation on investments           157,000
------------------------------------------------------------------------
Net gain on investments                                          158,000
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $162,000
------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------
  Net investment income                                         $    4,000
--------------------------------------------------------------------------
  Net realized gain                                                  1,000
--------------------------------------------------------------------------
  Change in net unrealized appreciation                            157,000
--------------------------------------------------------------------------
Net increase in net assets resulting from operations               162,000
--------------------------------------------------------------------------
Net increase from capital share transactions                     3,602,000
--------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                     3,764,000
--------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------
Beginning of period                                                100,000
--------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment income
of $4,000)                                                      $3,864,000
--------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE
     FUND Kemper U.S. Growth and Income Fund (the Fund) is a diversified series of Kemper Securities Trust (the Trust), an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers three classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Portfolio securities which are
                             traded on the U.S. stock exchange are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations.
                             If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities other than money market securities with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is

NOTES TO FINANCIAL STATEMENTS

                             determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the period ended March 31, 1998.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income quarterly and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             ORGANIZATIONAL COSTS. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (the Adviser) and pays a management fee at an annual rate of .60% of the first $250 million of average daily net assets declining to .53% of average daily net assets in excess of $2.5 billion.
                             However, the Fund incurred no management fee for the period ended March 31, 1998, after an expense waiver by the Adviser. In addition, the Adviser has temporarily agreed to absorb certain operating expenses of the Fund. Under these arrangements, the Adviser waived and absorbed expenses of $11,000 for the period ended March 31, 1998.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI) a subsidiary of the Adviser. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                COMMISSIONS
                                                                RETAINED BY     COMMISSIONS ALLOWED BY
                                                                    KDI              KDI TO FIRMS
                                                                -----------   ---------------------------
                             Period ended March 31, 1998         $     --                 68,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees, and commissions related to Class B and Class C shares are as follows:

                                                                                          COMMISSIONS AND
                                                                   DISTRIBUTION FEES   DISTRIBUTION FEES PAID
                                                                    RECEIVED BY KDI       BY KDI TO FIRMS
                                                                   -----------------   ----------------------
                             Period ended March 31, 1998                $1,000                 49,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. The Fund incurred no administrative

NOTES TO FINANCIAL STATEMENTS

                             services fees (ASF) for the period ended March 31, 1998, after an expense waiver by the Adviser. During the period ended March 31, 1998, KDI paid fees of $4,000 to various firms.

                             SHAREHOLDER SERVICES AGREEMENT. Kemper Service Company (KSvC), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. The Fund incurred shareholder services fees of $1,000 for the period ended March 31, 1998.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation (SFAC), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. The Fund incurred no accounting fees for the period ended March 31, 1998, after a fee waiver of $6,000 by the Adviser.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of the Adviser. For the period ended March 31, 1998, the Fund made no payments to its officers and incurred trustees' fees of $1,000 to independent trustees.

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the period ended March 31, 1998, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                                $3,911,000

                             Proceeds from sales                         211,000

--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                                 PERIOD ENDED
                                                                         --------------------------
                                                                                MARCH 31, 1998
                                                                         -----------------------------
                                                                         SHARES               AMOUNT
                             -------------------------------------------------------------------------
                             SHARES SOLD
                             -------------------------------------------------------------------------
                             Class A                                     207,000            $2,082,000
                             -------------------------------------------------------------------------
                             Class B                                     145,000             1,483,000
                             -------------------------------------------------------------------------
                             Class C                                       5,000                52,000
                             -------------------------------------------------------------------------
                             SHARES REDEEMED
                             -------------------------------------------------------------------------
                             Class A                                      (1,000)              (15,000)
                             -------------------------------------------------------------------------
                             Class B                                          --                    --
                             -------------------------------------------------------------------------
                             Class C                                          --                    --
                             -------------------------------------------------------------------------
                             NET INCREASE FROM
                             CAPITAL SHARE TRANSACTIONS                                     $3,602,000
                             -------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For the period from January 30, 1998 (commencement of operations) to March 31, 1998 (unaudited)

                                                                   ------------------------------------------
                                                                    CLASS A         CLASS B           CLASS C
                                                                   ------------------------------------------
-------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $  9.50           9.50              9.50
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 .01            .01                --
-------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                                     1.02           1.01              1.02
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.03           1.02              1.02
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 10.53          10.52             10.52
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                         10.84%         10.74             10.74
-------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------------------------
Expenses absorbed by the Fund                                          1.24%          2.01              1.99
-------------------------------------------------------------------------------------------------------------
Net investment income                                                  1.82%          1.05              1.07
-------------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------------------------
Expenses                                                               5.46%          6.23              6.21
-------------------------------------------------------------------------------------------------------------
Net investment loss                                                  (2.40)%         (3.17)            (3.15)
-------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
-------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                                       $3,864,000
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                                                      73%
-------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Scudder Kemper Investment, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the Fund. The other ratios to Average Net Assets are computed without this expense waiver.

NOTES

TRUSTEES AND OFFICERS

TRUSTEES                   OFFICERS

DANIEL PIERCE              MARK S. CASADY                KATHRYN L. QUIRK
Chairman and Trustee       President                     Vice President

JAMES E. AKINS             PHILIP J. COLLORA             LINDA J. WONDRACK
Trustee                    Vice President,               Vice President
                           Secretary and Treasurer
ARTHUR R. GOTTSCHALK                                     JOHN R. HEBBLE
Trustee                    LORI J. ENSINGER              Assistant Treasurer
                           Vice President
FREDERICK T. KELSEY                                      MAUREEN E. KANE
Trustee                    PHILIP S. FORTUNA             Assistant Secretary
                           Vice President
FRED B. RENWICK                                          CAROLINE PEARSON
Trustee                    JERALD K. HARTMAN             Assistant Secretary
                           Vice President
JOHN B. TINGLEFF                                         ELIZABETH C. WERTH
Trustee                    THOMAS W. LITTAUER            Assistant Secretary
                           Vice President
EDMOND D. VILLANI
Trustee                    ANN M. MCCREARY
                           Vice President
JOHN G. WEITHERS
Trustee

--------------------------------------------------------------------------------
LEGAL COUNSEL                DECHERT PRICE & RHOADS
                             Ten Post Office Square South
                             Boston, MA 02109

--------------------------------------------------------------------------------
SHAREHOLDER                  KEMPER SERVICE COMPANY
SERVICE AGENT                P.O. Box 419557
                             Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND                STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT               225 Franklin Street
                             Boston, MA 02110

--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER        KEMPER DISTRIBUTORS, INC.
                             222 South Riverside Plaza Chicago, IL 60602-5808 www.kemper.com


Printed on recycled paper in the U.S.A.

This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Funds/Value Style prospectus.

KUSGIF - 3 (5/98) 1047080

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                              [KEMPER FUND LOGO]